Exhibit 99

NetBank, Inc. Monthly Operating Statistics and Financial Data

(Unaudited; $ in thousands, except account balances)

	January 31,	February 28,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2006	2007
NETBANK, INC. CONSOLIDATED

Total average assets	$4,900,007	$4,826,823	$4,720,452	$4,457,928	$4,499,860	$4,553,688	$4,273,000	$4,337,033	$3,916,188	$3,799,602	$3,710,326	$3,713,455	$3,948,408

Retail customers	257,982	255,726	255,259	253,899	252,495	249,058	246,971	245,040	243,230	239,829	239,382	223,773	221,528
Business customers	27,929	27,687	27,702	27,715	27,396	26,574	26,225	25,917	25,539	25,371	24,785	24,456	21,355
Total customers	285,911	283,413	282,961	281,614	279,891	275,632	273,196	270,957	268,769	265,200	264,167	248,229	242,883

RETAIL BANKING SEGMENT

Retail deposits	$2,423,287	$2,443,940	$2,474,874	$2,466,518	$2,418,548	$2,410,003	$2,393,553	$2,354,172	$2,402,279	$2,535,158	$2,499,597	$2,511,091	$2,483,458
Small business deposits	59,747	63,339	63,984	65,153	66,787	66,326	67,976	68,771	66,191	66,894	65,148	64,502	63,632
Other deposits	249,391	221,734	287,409	244,324	245,533	245,608	207,556	231,842	259,847	275,041	66,864	40,043	22,537
Total deposits	$2,732,425	$2,729,013	$2,826,267	$2,775,995	$2,730,868	$2,721,937	$2,669,085	$2,654,785	$2,728,317	$2,877,093	$2,631,609	$2,615,636	$2,569,627

Online bill pay penetration (accounts > 90 days)	56%	55%	55%	55%	54%	54%	54%	53%	53%	53%	53%	53%	52%
Direct deposit of payroll penetration (accounts > 90 days)	56%	56%	56%	57%	57%	55%	54%	54%	54%	54%	54%	54%	54%
Services per customer	2.37	2.37	2.38	2.39	2.41	2.43	2.43	2.44	2.44	2.44	2.44	2.52	2.48

Average retail checking account balance	$2,461	$2,486	$2,598	$2,542	$2,316	$2,403	$2,302	$2,242	$2,322	$2,235	$2,255	$2,524	$2,365
Average retail money market account balance	$12,058	$11,934	$11,938	$11,441	$11,040	$10,711	$10,402	$10,046	$9,778	$9,579	$9,491	$9,451	$9,328
Average retail CD balance	$14,576	$14,209	$13,356	$13,285	$13,173	$13,064	$12,912	$12,833	$12,801	$12,760	$12,911	$12,964	$13,031

Average small business checking account balance	$6,742	$7,674	$6,993	$7,022	$6,899	$7,231	$7,031	$7,242	$6,903	$7,365	$7,206	$7,631	$6,948
Average small business money market account balance	$39,970	$39,809	$39,990	$39,116	$39,946	$38,239	$38,978	$37,269	$35,504	$35,365	$33,971	$32,383	$30,952
Average small business CD balance	$25,893	$25,067	$23,357	$23,321	$22,609	$23,061	$23,106	$25,182	$24,281	$23,909	$23,870	$23,725	$23,217

Business Equipment Financing —
Production	$17,344	$14,313	$19,693	$21,150	$17,963	$19,410	$13,366	$12,682	$13,123	$13,464	$17,437	$13,428	$14,284

MORTGAGE BANKING SEGMENT

Conforming mortgage production	$701,867	$697,960	$810,201	$675,864	$704,656	$723,314	$674,823	$746,475	$605,640	$527,125	$466,527	$467,806	$447,005
Refinance loans as a % of production	40%	40%	36%	32%	31%	33%	37%	40%	44%	46%	45%	45%	54%
Conforming mortgage sales	$512,651	$743,747	$935,879	$461,463	$720,616	$774,967	$369,396	$922,617	$692,632	$577,989	$455,392	$498,347	$432,674
Locked conforming mortgage pipeline	$969,381	$867,915	$842,835	$809,625	$856,041	$962,059	$862,208	$833,680	$610,853	$509,227	$511,546	$520,044	$411,385

Notes: The above data reflects current operating statistics and does not constitute all factors impacting the quarterly or annual financial results of the Company. The loan sales figures represent sales into the secondary market only and exclude intra-company sales to the bank. All information is unaudited.

Monthly Commentary

Attached is our monthly operating statistics and financial data report. It reflects results for January 2007 and the prior twelve months.
All comparisons below are on a month-over-month basis, unless noted otherwise. Please also note that we have revised this report to reflect the company’s two areas of continuing operations following the completion of our restructuring initiative — Retail Banking and Mortgage Banking.

Highlights and Clarifications

•                  Total average assets grew to $3.9 billion, an increase of $235 million or 6.3%.

•                  Deposits were off by 1.7% as escrow fund levels have not replenished following the normal year-end decrease.

•                  Production in the business equipment financing unit was up $856,000 to $14.2 million.

•                  Conforming mortgage production decreased by $20.8 million or 4.4%. The decrease was driven in part by seasonal and market conditions, as well as lower volumes as the company has instituted new underwriting standards in its indirect channel.

•                  Conforming mortgage sales were down $65.6 million or 13.2% reflecting the lower production volumes in previous months.

•                  The locked conforming mortgage pipeline fell by $109 million or 21% due to the same factors that affected conforming production noted above.

Earnings Outlook

Following the company’s quarterly conference call on February 21, 2007, revised analyst estimates for the first quarter range from a loss of $0.15 per share to a loss of $0.35 per share. Management reiterates that it is presently biased to the lower end of the range and cautions there is still key downside risk related to:

•                  Moving our indirect conforming mortgage operation back to breakeven; and

•                  Our inability to recognize tax benefits until we return to profitability.

Rich Jeffers
Director, Investor Relations, NetBank, Inc.
Phone: 678-942-7596
rjeffers@netbank.com

Forward-Looking Statements

Statements in this monthly operating report that are not historical facts are forward-looking statements that reflect management’s current expectations, assumptions, and estimates of future events, performance and economic conditions. Such statements are made in reliance upon the safe harbor provisions of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. When used in this monthly operating report, the words “believe,” “anticipate,” “estimate,” “expect,” “may,” “will,” “should,” “plan,” “intend,” “project” and similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to a number of risks and uncertainties that may cause actual results and future trends to differ materially from those expressed in or implied by such forward-looking statements. The Company’s consolidated results of operations and such forward-looking statements could be affected by many factors, including but not limited to:  1) the evolving nature of the market for Internet banking and financial services generally; 2) the public’s perception of the Internet as a secure, reliable channel for transactions; 3) the success of new products and lines of business considered critical to the Company’s long-term strategy, such as small business banking; 4) potential difficulties in integrating the Company’s operations across its lines of business; 5) the cyclical nature of the mortgage banking industry generally; 6) a possible decline in asset quality; 7) changes in general economic or operating conditions which could adversely affect mortgage loan production and sales, mortgage servicing rights, loan delinquency rates and/or loan defaults;  8) the possible adverse effects of unexpected changes in the interest rate environment; 9) adverse legal rulings, particularly in the Company’s litigation over leases originated by Commercial Money Center, Inc.; and/or 10) increased competition and regulatory changes. Further information relating to these and other factors that may impact the Company’s results of operations and such forward-looking statements are disclosed in the Company’s filings with the SEC, including under the caption “Item 1A. Risk Factors” in its Annual Report on Form 10-K for the year ended December 31, 2005 and Quarterly Reports on Form 10-Q for the quarters ended June 30, 2006 and September 30, 2006, as well as Exhibit 99.2 to its Current Report on Form 8-K filed with the SEC on January 3, 2007. Except as required by the federal securities laws, the Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.